UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              ---------------------
                             WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 25, 2005


                           NEVADA GOLD & CASINOS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                         1-15517                 88-0142032
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



          3040 POST OAK BLVD., SUITE 675                      77056
                 HOUSTON, TEXAS
    (Address of principal executive offices)               (Zip Code)


                                 (713) 621-2245
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
               --------------------------------------------------

On April 25, Nevada Gold & Casinos, Inc., through a wholly owned subsidiary (CGC Holdings, L.L.C.) acquired all of the shares of Colorado Grand Enterprises, Inc., which owns the Colorado Grande Casino located in Cripple Creek, Colorado, from Isle of Capri Black Hawk L.L.C. (ICBH) for $6.5 million. The transaction was the result of arms-length negotiations between the parties.

Nevada Gold & Casinos, Inc. paid $600,000 of the purchase price in cash and a promissory note was issued for the remaining $5.9 million. Simple interest will accrue on the outstanding principal on the note at a rate equal to ICBH's cost of funds plus one percent (1%) per annum. The interest rate will be variable, with the rate dependent on the rate under ICBH's credit facility, which is currently LIBOR plus 350 basis points. The Note will mature on April 25, 2008.

ICBH is a joint venture between Isle of Capri, Inc. and Nevada Gold & Casinos, Inc., in which Nevada Gold & Casinos holds a 43% interest. ICBH will record a loss related to the sale of approximately $4.0 million in its fourth quarter of fiscal 2005, which ended April 24, 2005. Nevada Gold & Casinos' share of the loss will be reflected in its consolidated financial statements for the year ended March 31, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

          (c) Exhibits. The following exhibit is furnished as part of this current Report on Form 8-K.

               2.1  Stock  Purchase  Agreement  dated  as  of  April  25,  2005 among Isle of Capri Black Hawk, L.L.C., IC Holdings Colorado, Inc., Colorado Grande Enterprises, Inc., and CGC Holdings, L.L.C.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                                    NEVADA GOLD &
                                                    CASINOS, INC.

Date:  April 28, 2005                               By:  /s/ Christopher Domijan
                                                         -----------------------
                                                    Christopher Domijan
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

Item           Exhibit
----           -------

2.1 Stock Purchase Agreement dated as of April 25, 2005 among Isle of Capri Black Hawk, L.L.C., IC Holdings Colorado, Inc., Colorado Grande Enterprises, Inc., and CGC Holdings, L.L.C.




End of Filing